                                                                   EXHIBIT 10.34


                        MANAGING GENERAL AGENCY AGREEMENT

                                 BY AND BETWEEN

                       ROYAL SPECIALTY UNDERWRITING, INC.,

                           (As Managing General Agent)

                            ROYAL INDEMNITY COMPANY,

                     ROYAL SURPLUS LINES INSURANCE COMPANY,

                       ROYAL INSURANCE COMPANY OF AMERICA,

                                       AND

                       LANDMARK AMERICAN INSURANCE COMPANY

                               DATED JULY 1, 2003

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                                TABLE OF CONTENTS

ARTICLE I DEFINITIONS...........................................................     2
   SECTION 1.1 DEFINITIONS......................................................     2

ARTICLE II APPOINTMENT..........................................................     3

ARTICLE III TERM OF MGA AGREEMENT...............................................     4

ARTICLE IV MGA SERVICES TO BE PERFORMED BY RSUI.................................     4
   SECTION 4.1 MGA SERVICES.....................................................     4
   SECTION 4.2 UNDERWRITING SERVICES............................................     4
   SECTION 4.3 ADMINISTRATIVE SERVICES..........................................     4
   SECTION 4.4 HANDLING OF ROYAL INSURER AFFILIATES' FUNDS......................     5
   SECTION 4.5 BOOKS AND RECORDS................................................     5

ARTICLE V UNAUTHORIZED ACTIONS..................................................     6

ARTICLE VI TERMINATION..........................................................     6

ARTICLE VII CONFIDENTIALITY.....................................................     7
   SECTION 7.1 USE OF CONFIDENTIAL INFORMATION..................................     7
   SECTION 7.2 CONFIDENTIALITY OF INDIVIDUALS...................................     7
   SECTION 7.3 DISCLOSURE.......................................................     7

ARTICLE VIII INDEMNIFICATION....................................................     8
   SECTION 8.1 INDEMNIFICATION BY THE ROYAL INSURER AFFILIATES..................     8
   SECTION 8.2 INDEMNIFICATION BY RSUI..........................................     8
   SECTION 8.3 INDEMNIFICATION PROCEDURE........................................     8

ARTICLE IX ARBITRATION..........................................................     8
   SECTION 9.1 ARBITRATION......................................................     9
   SECTION 9.2 NOTICE OF ARBITRATION............................................     9
   SECTION 9.3 ARBITRATION PANEL................................................     9
   SECTION 9.4 SUBMISSION OF BRIEFS.............................................     9
   SECTION 9.5 ARBITRATION BOARD'S DECISION.....................................    10
   SECTION 9.6 JURISDICTION.....................................................    10
   SECTION 9.7 EXPENSES.........................................................    10
   SECTION 9.8 PRODUCTION OF DOCUMENTS AND WITNESSES............................    10
   SECTION 9.9 RELIEF AVAILABLE.................................................    10
   SECTION 9.10 CONSOLIDATION...................................................    11

ARTICLE X MISCELLANEOUS.........................................................    11
   SECTION 10.1 COOPERATION.....................................................    11
   SECTION 10.2 AMENDMENT, MODIFICATION AND WAIVER..............................    11
   SECTION 10.3 ENTIRE AGREEMENT................................................    11
   SECTION 10.4 GOVERNING LAW...................................................    11
   SECTION 10.5 SEVERABILITY....................................................    11
   SECTION 10.6 COUNTERPARTS....................................................    12
   SECTION 10.7 CONSENT TO JURISDICTION.........................................    12
   SECTION 10.8 THIRD PARTY BENEFICIARIES.......................................    12
   SECTION 10.9 NON-ASSIGNABILITY...............................................    12

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
   SECTION 10.10 SPECIFIC PERFORMANCE...........................................    12
   SECTION 10.11 DESCRIPTIVE HEADINGS...........................................    12
   SECTION 10.12 USE OF NAME....................................................    12
   SECTION 10.13 NOTICES........................................................    13
   SECTION 10.14 INTERPRETATION.................................................    14

   EXHIBIT A          LIST OF ROYAL INSURER AFFILIATES

   EXHIBIT B          UNDERWRITING GUIDELINES

                                       ii
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                        MANAGING GENERAL AGENCY AGREEMENT

         This Managing General Agency Agreement (the "MGA Agreement"), dated July 1, 2003 is being entered into by and between Royal Specialty Underwriting, Inc., a Georgia business corporation ("RSUI"), and certain insurer affiliates of Royal Group, Inc, a Delaware business corporation ("Royal"), listed on Exhibit A hereto (the "Royal Insurer Affiliates").

                                    RECITALS:

         WHEREAS, prior to the date hereof, RSUI has underwritten certain insurance and reinsurance contracts on behalf of the Royal Insurer Affiliates and administered the claims and reinsurance recoverables relating to such contracts;

         WHEREAS, pursuant to the Acquisition Agreement ("Acquisition Agreement"), dated as of June 6, 2003, by and between Royal and Alleghany Insurance Holdings LLC, a Delaware limited liability company ("AIHL"), the parties agreed, among other things, that Royal will sell to Alleghany, and Alleghany will purchase from Royal, all of the issued and outstanding shares of common stock of RSUI; and

         WHEREAS, as part of such Acquisition Agreement, Royal and Alleghany have agreed that Royal shall cause the Royal Insurer Affiliates, and Alleghany shall cause RSUI, to enter into this MGA Agreement; and

         WHEREAS, in connection with the Acquisition Agreement, certain of Royal's insurer affiliates, namely, Royal Indemnity Company, a Delaware property and casualty insurance company ("RIC"), Royal Surplus Lines Insurance Company, a Connecticut surplus lines insurer ("RSLIC") and Landmark American Insurance Company, an Oklahoma insurance company ("Landmark"), will each enter into a quota share reinsurance agreement with Underwriters Reinsurance Company, a New Hampshire stock insurance company ("URC").

         NOW, THEREFORE, in consideration of these promises and the terms of conditions set forth herein, and in consideration of the parties and certain of their affiliates entering into the RIC Quota Share Reinsurance Agreement, the RSLIC Quota Share Reinsurance Agreement, the Landmark Quota Share Reinsurance Agreement (defined below) (collectively, the "Quota Share Reinsurance Agreements"), the RIC Administrative Services Agreement, the RSLIC Administrative Services Agreement, the RICA Administrative Services Agreement and the Landmark Administrative Services Agreement (collectively, the "Administrative Services Agreements") and the Landmark Purchase Agreement, the receipt and sufficiency of which are hereby acknowledged, RSUI and the Royal Insurer Affiliates agree as follows:

                                       1
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                                    ARTICLE I

                                   DEFINITIONS

          SECTION 1.1 DEFINITIONS Capitalized terms used but not defined herein and which are defined in the Quota Share Reinsurance Agreements shall have the meanings ascribed to them in such agreements. As used in this MGA Agreement, the following terms shall have the meanings set forth herein:

                  "Acquisition Agreement" shall have the meaning set forth in the recitals.

                  "Administrative Services Agreements" shall mean the RIC Administrative Services Agreement, the RSLIC Administrative Services Agreement, the RICA Administrative Services Agreement and the Landmark Administrative Services Agreement, collectively.

                  "AIHL" shall have the meaning set forth in the recitals.

                  "Books and Records" shall have the meaning set forth in the Administrative Services Agreements.

                  "GNIC" shall mean Guaranty National Insurance Company, a Colorado insurance company and an indirect, wholly-owned subsidiary of Royal.

                  "Governmental Entity" shall have the meaning set forth in the Acquisition Agreement.

                  "Landmark Ancillary Agreement" shall have the meaning set forth in the Landmark Purchase Agreement.

                  "Landmark Purchase Agreement" shall mean the stock purchase agreement by and between AIHL and GNIC, dated June 6, 2003.

                  "Landmark Quota Share Reinsurance Agreement" shall have the meaning set forth in the Landmark Quota Share Reinsurance Agreement.

                  "MGA Services" shall have the meaning set forth in Section
                  4.1.

                  "Permits" shall mean all permits, licenses, authorizations, variances, exemptions, orders, registrations and approvals of all Governmental Entities which are necessary for the conduct of RSUI's business relative to its performance of the MGA Services under this MGA Agreement.

                  "Person" shall have the meaning set forth in the Acquisition Agreement.

                  "Quota Share Reinsurance Agreements" shall mean the RIC Quota Share Reinsurance Agreement, the RSLIC Quota Share Reinsurance Agreement and the Landmark Quota Share Reinsurance Agreement, collectively.

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

                  "Representative" shall have the meaning set forth in the Acquisition Agreement.

                  "RIC" shall have the meaning set forth in the recitals.

                  "RICA" shall mean Royal Insurance Company of America.

                  "RSLIC" shall have the meaning set forth in the recitals.

                  "Royal" shall have the meaning set forth in the introduction.

                  "Royal Affiliate Insurers Indemnified Party" shall have the meaning in Section 8.2.

                  "Royal Insurer Affiliates" shall have the meaning set forth in the introduction.

                  "RSUI" shall have the meaning set forth in the introduction hereto.

                  "RSUI Indemnified Party" shall have the meaning set forth in
                  Section 8.1.

                  "Underwriting Guidelines" shall have the meaning set forth in
                  Section 4.2.

                  "URC" shall have meaning set forth in the recitals.

                                    ARTICLE II

                                   APPOINTMENT

         SECTION 2.1 The Royal Insurer Affiliates hereby appoint RSUI as their managing general agent to perform on and after the Closing Date the services set forth in Article IV of this MGA Agreement with respect to the Reinsured Contracts ("MGA Services"). RSUI hereby accepts such appointment and agrees to render the MGA Services to the Royal Insurer Affiliates in the manner and to the extent set forth herein. The Royal Insurer Affiliates shall have ultimate responsibility for, and control, of all services performed hereunder by RSUI.

         SECTION 2.2 RSUI shall, at all times, act as an independent contractor. The relationship created herein is not to be construed as a joint venture between RSUI and the Royal Insurer Affiliates or any form of partnership between RSUI and the Royal Insurer Affiliates.

         SECTION 2.3 In entering into this MGA Agreement, RSUI warrants and represents that it has the requisite Permits to carry out the duties and obligations required of it under this MGA Agreement. For the duration of this MGA Agreement, RSUI hereby covenants that it will: (i) employ and retain an adequate number of employees with the experience, skill and expertise to perform the MGA Services RSUI is obligated to perform under this

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MGA Agreement; (ii) maintain any and all Permits required under Applicable Law to perform its obligations under the MGA Agreement and (iii) perform the MGA Services hereunder in accordance with all Applicable Law.

                                   ARTICLE III

                              TERM OF MGA AGREEMENT

         SECTION 3.1 This MGA Agreement shall be continuous in nature and shall remain in effect until terminated in accordance with the provisions set forth in
Article VI; provided, however, notwithstanding anything in this Article III or this MGA Agreement to the contrary, RSUI shall automatically cease underwriting, issuing or binding all Reinsured Contracts in the name of the Royal Insurer Affiliates twelve months from the date of this MGA Agreement. Notwithstanding the termination of RSUI's underwriting authority, however, all of the other authority granted to RSUI under this MGA Agreement shall continue until the earlier of when: (i) all of the Reinsured Liabilities are extinguished or (ii) this MGA Agreement is terminated.

                                   ARTICLE IV

                      MGA SERVICES TO BE PERFORMED BY RSUI

         SECTION 4.1 MGA SERVICES. RSUI shall perform all the services set forth in Sections 4.2, 4.3, 4.4 and 4.5 of this Article IV (collectively, the "MGA Services").

         SECTION 4.2 UNDERWRITING SERVICES. RSUI shall solicit, underwrite, bind and issue Reinsured Contracts strictly in accordance with Royal Insurance Affiliates' underwriting guidelines, which are attached as Exhibit B, as those guidelines may be modified or amended from time-to-time by mutual agreement of RSUI and the Royal Insurer Affiliates ("Underwriting Guidelines"). Each of RSUI and the Royal Insurer Affiliates shall notify the other in writing of any proposed changes that either RSUI or the Royal Insurer Affiliates would like to be reflected in the Underwriting Guidelines.

         SECTION 4.3 ADMINISTRATIVE SERVICES

         (a) RSUI shall investigate, adjust, settle, handle and process all claims with respect to the Reinsured Contacts, including performing all the services set forth in Section 3.1 of each of the Administrative Services Agreements, subject to precisely the same terms and conditions, restrictions and limitations set forth in the Administrative Services Agreements.

         (b) (i) Notwithstanding anything in this Article IV of this MGA Agreement or the Underwriting Guidelines to the contrary:

                  (A) All claims relating to the Reinsured Contracts must be reported to the Royal Insurer Affiliates in a timely manner.

                  (B) At the request of any of the Royal Insurer Affiliates, RSUI shall provide a report of any claim involving any Reinsured Contract that is of a type set forth in Section 4(7) of Chapter 47 of Title 33 of the Georgia Insurance Code.

         SECTION 4.4 HANDLING OF ROYAL INSURER AFFILIATES' FUNDS

         (a) All money received by RSUI on behalf of the Royal Insurer Affiliates under this MGA Agreement shall be held by RSUI in a fiduciary capacity in a segregated account at a bank which is a member of the Federal Reserve System. Within five days of RSUI receiving any money on behalf of the Royal Insurer Affiliates under this MGA Agreement, RSUI shall transfer such money to such trust account.

         (b) Prior to the transfer of any monies into the trust account, RSUI shall place all funds its receives on behalf of the Royal Insurer Affiliates in an account segregated from all other funds or monies held by RSUI either on behalf of itself or on behalf of other third parties. RSUI shall not commingle any of monies it receives on behalf of the Royal Insurer Affiliates with any other funds.

         (c) RSUI shall render accounts to the Royal Insurer Affiliates and URC detailing all transactions under this MGA Agreement on a monthly basis. Such accounting shall be performed on the same basis and in the same manner that RSUI rendered such accounting to the Royal Insurer Affiliates immediately prior to the Closing Date.

         SECTION 4.5 BOOKS AND RECORDS

         The duties and obligations of RSUI and the Royal Insurer Affiliates with respect to the Books and Records shall be performed in accordance with the requirements set forth under the Administrative Services Agreements.

         SECTION 4.6 PAYMENT FOR MGA SERVICES

         All of RSUI's compensation for the performance of the MGA Services hereunder, as well as all expenses of any kind incurred by RSUI in the performance of the MGA Services, shall be determined and paid solely by AIHL and its Affiliates. Neither the Royal Insurer Affiliates nor any of their Affiliates shall have any obligation whatsoever under this MGA Agreement to pay RSUI for the MGA Services, or for any expenses incurred by RSUI in performing the MGA Services.

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                                    ARTICLE V

                              UNAUTHORIZED ACTIONS

         SECTION 5.1 Notwithstanding any other provision of this MGA Agreement or the Administrative Services Agreements to the contrary, without the prior written approval of the Royal Insurer Affiliates, RSUI shall not:

         (a) issue, underwrite or bind any Reinsured Contracts in the name of the Royal Insurer Affiliates on and after the first anniversary of this Agreement;

         (b) commit the Royal Insurer Affiliates to participate in any insurance or reinsurance syndicates;

         (c) appoint any producer without assuring that the producer is lawfully licensed to transact the type of insurance for which he is appointed;

         (d) collect any payment from a reinsurer or pay or commit a Royal Insurer Affiliate to any claim settlement with a reinsurer, without the prior approval of the applicable Royal Insurer Affiliate. If prior approval is given, a report must be promptly forwarded to the applicable Royal Insurer Affiliate; or

         (e) jointly employ an individual who is employed with any of the Royal Insurer Affiliates.

         Notwithstanding anything in this Section 5.1 to the contrary, RSUI shall have the authority to bind reinsurance or retrocessions on behalf of the Royal Insurer Affiliates pursuant to the terms and conditions of the Administrative Services Agreements.

                                   ARTICLE VI

                                   TERMINATION

SECTION 6.1

         (a) The parties may terminate this Agreement on the same basis that the parties may terminate the Administrative Services Agreement.

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                                   ARTICLE VII

                                 CONFIDENTIALITY

         SECTION 7.1 USE OF CONFIDENTIAL INFORMATION. RSUI acknowledges that it will have access to confidential and proprietary information concerning the Royal Insurer Affiliates and their businesses, which information is not readily available to the public, and acknowledge that RSUI and its Affiliates has taken and will continue to take reasonable actions to ensure such information is not made available to the public. RSUI further agrees that it will not at any time (during the term hereof or thereafter) disclose to any Person (except its Affiliates and the officers, directors, employees, agents and representatives of RSUI and its Affiliates who require such information in order to perform their duties in connection with the services provided hereunder), directly or indirectly, or make any use of, for any purpose other than those contemplated by this MGA Agreement, the Administrative Services Agreements and the Quota Share Reinsurance Agreements, any information or trade secrets relating to the Reinsured Contracts or the business affairs of the Royal Insurer Affiliates, including the identity of and/or the compensation arrangements with, any Affiliates of the Royal Insurer Affiliates and, so long as such information remains confidential.

         SECTION 7.2 CONFIDENTIALITY OF INDIVIDUALS. Information that identifies a Person covered under one of the Reinsured Contracts may be confidential. RSUI shall take all reasonable precautions to prevent disclosure or use of information identifying individuals covered under such Reinsured Contracts for a purpose unrelated to the performance of its obligations under this MGA Agreement. RSUI shall comply with all Applicable Laws as in effect on the date hereof or as hereafter adopted or amended. With respect to Reinsured Contracts, RSUI shall take all reasonable precautions to prevent disclosure or use of information identifying individuals for a purpose unrelated to the performance of its obligations under this MGA Agreement.

         SECTION 7.3 DISCLOSURE. RSUI may disclose confidential information in the following circumstances:

                  (i)      to URC;

                  (ii) in response to a court order or formal discovery request after notice to the other party (to the extent such notice is reasonably practicable); provided, however, that such disclosure shall be limited only to the extent that is required by such court order or formal disclosure request;

                  (iii) if a proper request is made by any regulatory authority after notice to the other party (to the extent such notice is reasonably practicable); provided, however, that such disclosure shall be limited only to the extent that is required by such regulatory authority;

                  (iv)     as otherwise required by Applicable Law; or

                  (v) as otherwise provided by the provisions of this MGA Agreement.

                                  ARTICLE VIII

                                 INDEMNIFICATION

         SECTION 8.1 INDEMNIFICATION BY THE ROYAL INSURER AFFILIATES. The Royal Insurer Affiliates shall indemnify RSUI and its officers, directors (each, an "RSUI Indemnified Party") and shall hold each RSUI Indemnified Party harmless from and against all Damages which are asserted against, imposed upon or incurred by any RSUI Indemnified Party as a result of or in connection with the performance by RSUI of the MGA Services, except to the extent that such Damages are attributable to: (i) the negligence or willful misconduct of RSUI, its officers, directors, employees or Representatives; or (ii) a breach by RSUI, its officers, directors, employees or Representatives of its obligations under this MGA Agreement.

         SECTION 8.2 INDEMNIFICATION BY RSUI. RSUI shall indemnify the Royal Insurer Affiliates and its officers, directors and employees (each, a "Royal Insurer Affiliates Indemnified Party") and shall hold each Royal Insurer Affiliates Indemnified Party harmless from all Damages asserted against, imposed upon or incurred by any of the Royal Insurer Affiliates Indemnified Party in the performance by RSUI of the MGA Services to the extent such Damage is attributable to: (i) the negligence or willful misconduct of RSUI, its officers, directors, employees or Representatives; or (ii) a breach by RSUI, its officers, directors employees or Representatives of its obligations under this MGA Agreement.

         SECTION 8.3 INDEMNIFICATION PROCEDURE. In the event either the Royal Insurer Affiliates or RSUI shall have a claim for indemnity against the other party under the terms of this MGA Agreement, the parties shall follow the procedures set forth in Article XIV of the Acquisition Agreement.

         SECTION 8.4 NO DUPLICATION. Any liability for indemnification hereunder shall be determined without duplication of recovery by reason of (i) the state of facts giving rise to such liability constituting a breach of more than one representation, warranty, covenant or agreement or (ii) the liability of the RSUI Indemnified Party or the Royal Insurer Affiliates Indemnified Party or any Affiliate thereof under a Landmark Ancillary Agreement, the Acquisition Agreement or an Ancillary Agreement (as such term is defined in the Acquisition Agreement).

                                   ARTICLE IX

                                   ARBITRATION

         SECTION 9.1 ARBITRATION. As a condition precedent to any cause of action, any and all disputes between RSUI and the Royal Insurer Affiliates arising out of, relating to, or concerning this MGA Agreement, whether sounding in contract or tort and whether arising during or after termination of this MGA Agreement, shall be submitted to the decision of a board of arbitration composed of two arbitrators and an umpire ("Board") meeting at a site in Wilmington, Delaware. The arbitration shall be conducted under the Federal Arbitration Act and shall proceed as set forth below.

         SECTION 9.2 NOTICE OF ARBITRATION. A notice requesting arbitration, or any other notice made in connection therewith, shall be in writing and shall be sent certified or registered mail, return receipt requested to the affected parties. The notice requesting arbitration shall state in particulars all issues to be resolved in the view of the claimant, shall appoint the arbitrator selected by the claimant and shall set a tentative date for the hearing, which date shall be no sooner than ninety (90) days and no later than one hundred fifty (150) days from the date that the notice requesting arbitration is mailed. Within thirty (30) days of receipt of claimant's notice, the respondent shall notify claimant of any additional issues to be resolved in the arbitration and of the name of its appointed arbitrator.

         SECTION 9.3 ARBITRATION PANEL. Unless otherwise mutually agreed, the members of the Board shall be impartial and disinterested and shall be active or former executive officers of property-casualty insurance companies, reinsurance companies, or Lloyd's Underwriters or active or inactive lawyers with at least twenty (20) years of experience in insurance and reinsurance. RSUI and the Royal Insurer Affiliates shall each appoint an arbitrator and the two (2) arbitrators shall choose an umpire before instituting the hearing. If the respondent fails to appoint its arbitrator within thirty (30) days after having received claimant's written request for arbitration, the claimant is authorized to and shall appoint the second arbitrator. If the two arbitrators fail to agree upon the appointment of an umpire within thirty (30) days after notification of the appointment of the second arbitrator, within ten (10) days thereof, the two (2) arbitrators shall request the American Arbitration Association ("AAA") to appoint an umpire for the arbitration with the qualifications set forth in this Article. If the AAA fails to name an umpire, either party may apply to the court named below to appoint an umpire with the above required qualifications. The umpire shall promptly notify in writing all parties to the arbitration of his selection and of the scheduled date for the hearing. Upon resignation or death of any member of the Board, a replacement shall be appointed in the same fashion as the resigning or deceased member was appointed.

         SECTION 9.4 SUBMISSION OF BRIEFS. The claimant and respondent shall each submit initial briefs to the Board outlining the issues in dispute and the basis, authority and reasons for their respective positions within thirty (30) days of the date of notice of appointment of the umpire. The claimant and the respondent may submit reply briefs to the Board within ten (10) days after filing of the initial brief(s). Initial and reply briefs may be amended by the submitting party at any time, but not later than ten (10) days prior to the date of commencement of the arbitration hearing. Reasonable responses shall be allowed at the arbitration hearing to new material contained in any amendments filed to the briefs but not previously responded to.

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         SECTION 9.5 ARBITRATION BOARD'S DECISION. The Board shall make a decision and award with regard to the terms of this MGA Agreement and the original intentions of the parties to the extent reasonably ascertainable. The Board's decision and award shall be in writing and shall state the factual and legal basis for the decision and award. The decision and award shall be based upon a hearing in which evidence shall be allowed and which the formal rules of evidence shall not strictly apply but in which cross examination and rebuttal shall be allowed. At its own election or at the request of the Board, either party may submit a post-hearing brief for consideration of the Board within twenty (20) days of the close of the hearing. The Board shall make its decision and award within thirty (30) days following the close of the hearing or the submission of post-hearing briefs, whichever is later, unless the parties consent to an extension. Every decision by the Board shall be by a majority of the members of the Board and each decision and award by the majority of the members of the Board shall be final and binding upon all parties to the proceeding.

         SECTION 9.6 JURISDICTION. Either party may apply to the Chancery Court of the State of Delaware for an order compelling arbitration or confirming any decision and the award; a judgment of that Court shall thereupon be entered on any decision or award. If such an order is issued, the attorneys' fees of the party so applying and court costs will be paid by the party against whom confirmation is sought. The Board may award interest calculated from the date the Board determines that any amounts due the prevailing party should have been paid to the prevailing party.

         SECTION 9.7 EXPENSES. Each party shall bear the expense of the one arbitrator appointed by it and shall jointly and equally bear with the other party the expense of any stenographer requested, and of the umpire.

         SECTION 9.8 PRODUCTION OF DOCUMENTS AND WITNESSES. Subject to customary and recognized legal rules of privilege, each party participating in the arbitration shall have the obligation to produce those documents and as witnesses to the arbitration those of its employees as any other participating party reasonably requests providing always that the same witnesses and documents be obtainable and relevant to the issues before the arbitration and not be unduly burdensome or excessive. The parties may mutually agree as to pre-hearing discovery prior to the arbitration hearing and in the absence of agreement, upon the request of any party, pre-hearing discovery may be conducted as the Board shall determine in its sole discretion to be in the interest of fairness, full disclosure, and a prompt hearing, decision and award by the Board. The Board shall be the final judge of the procedures of the Board, the conduct of the arbitration, of the rules of evidence, the rules of privilege and production and of excessiveness and relevancy of any witnesses and documents upon the petition of any participating party. To the extent permitted by law, the Board shall have the authority to issue subpoenas and other orders to enforce their decisions.

         SECTION 9.9 RELIEF AVAILABLE. Nothing herein shall be construed to prevent any participating party from applying to the Chancery Court of the State of Delaware to issue a restraining order or other equitable relief to maintain the "status quo" of the parties participating in the arbitration pending the decision and award by the Board or to prevent any party from incurring irreparable harm or damage at any time prior to the decision and award of the Board. The Board shall also have the authority to issue interim decisions or awards in the interest of fairness, full disclosure, and a prompt and orderly hearing and decision and award by the Board.

         SECTION 9.10 CONSOLIDATION. In the event that there is a dispute between the Royal Insurer Affiliates and RSUI under this MGA Agreement as well as one or more disputes involving any of the Ancillary Agreements, RSUI, URC and the Royal Insurer Affiliates agree to consolidate all such disputes under such agreements in a single arbitration proceeding.

                                    ARTICLE X

                                  MISCELLANEOUS

         SECTION 10.1 COOPERATION. The parties hereto shall cooperate in a commercially reasonable manner in order that the duties assumed by RSUI hereunder will be effectively, efficiently and promptly discharged. The parties hereto will use their best efforts to (i) give effect to the intent of this MGA Agreement and (ii) refrain from conduct which would frustrate the intent of any such MGA Agreement. Each party shall, at all reasonable times under the circumstances, make available to the other party properly authorized personnel for the purpose of consultation and decision.

         SECTION 10.2 AMENDMENT, MODIFICATION AND WAIVER. This MGA Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

         SECTION 10.3 ENTIRE AGREEMENT. This MGA Agreement, the Acquisition Agreement and the Ancillary Agreements among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

         SECTION 10.4 GOVERNING LAW. This MGA Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

         SECTION 10.5 SEVERABILITY. Any term or provision of this MGA Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this MGA Agreement or affecting the validity or enforceability of any of the terms or provisions of this MGA Agreement in any other jurisdiction. If any provision of this MGA Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

         SECTION 10.6 COUNTERPARTS. This MGA Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same MGA Agreement.

         SECTION 10.7 CONSENT TO JURISDICTION. Each of the parties hereto irrevocably and unconditionally submits to the exclusive jurisdiction of the Chancery Court for the State of Delaware for the purposes of enforcing this MGA Agreement. In any action, suit or other proceeding, each of the parties hereto irrevocably and unconditionally waives and agrees not to assert by way of motion, as a defense or otherwise any claims that it is not subject to the jurisdiction of the above courts, that such action or suit is brought in an inconvenient forum or that the venue of such action, suit or other proceeding is improper. Each of the parties hereto also agrees that any final and unappealable judgment against a party hereto in connection with any action, suit or other proceeding shall be conclusive and binding on such party and that such award or judgment may be enforced in any court of competent jurisdiction, either within or outside of the United States. A certified or exemplified copy of such award or judgment shall be conclusive evidence of the fact and amount of such award or judgment.

         SECTION 10.8 THIRD PARTY BENEFICIARIES. Except as set forth in Article VIII of this MGA Agreement, and except with respect to URC, nothing in this MGA Agreement, express or implied, is intended to or shall confer upon any Person other than the parties hereto any rights, benefits or remedies of any nature whatsoever under or by reason of this MGA Agreement.

         SECTION 10.9 NON-ASSIGNABILITY. Neither RSUI nor the Royal Insurer Affiliates may assign, in whole or in part, any of their obligations or duties under this MGA Agreement.

         SECTION 10.10 SPECIFIC PERFORMANCE. The parties recognize and agree that if for any reason any of the provisions of this MGA Agreement are not performed in accordance with their specific terms or are otherwise breached, immediate and irreparable harm or injury would be caused for which money damages would not be an adequate remedy. Accordingly, each party agrees that, in addition to any other available remedies, each other party shall be entitled to an injunction restraining any violation or threatened violation of any of the provisions of this MGA Agreement without the necessity of posting a bond or other form of security. In the event that any action should be brought in equity to enforce any of the provisions of this MGA Agreement, no party will allege, and each party hereby waives the defense, that there is an adequate remedy at law.

         SECTION 10.11 DESCRIPTIVE HEADINGS. The descriptive article and section headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this MGA Agreement.

         SECTION 10.12 USE OF NAME. Except as otherwise set forth in the Acquisition Agreement, RSUI shall not use the name, trademark, service mark, logo or identification of the Royal Insurer Affiliates without the Royal Insurer Affiliates' prior written consent.

         SECTION 10.13 NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by telecopy (which is confirmed), or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties to this MGA Agreement as follows:

         If to the Royal Insurer Affiliates:

                  Laura S. Lawrence, Esq.
                  General Counsel
                  Royal Group, Inc.
                  9300 Arrowpoint Blvd.
                  Charlotte, NC 28273
                  Telephone No.: (704) 522-2851
                  Facsimile No.: (704) 522-2313

         With a copy to (which shall not constitute notice to the Royal Insurer Affiliates for purposes of this Section 10.13):

                  Robert J. Sullivan, Esq.
                  Skadden, Arps, Slate, Meagher & Flom LLP
                  Four Times Square
                  New York, New York 10036
                  Telephone No.: (212) 735-2930
                  Facsimile No.: (212) 735-2000

         If to RSUI:

                  James Dixon
                  President and Chief Executive Officer
                  Royal Specialty Underwriting, Inc.
                  945 East Paces Ferry Road
                  Atlanta, Georgia 30326
                  Telephone No.: (404) 231-2360
                  Facsimile No.: (404) 231-3755

         With a copy to (which shall not constitute notice to the RSUI for purposes of this Section 10.13):

                  Aileen Meehan, Esq.
                  Dewey Ballantine LLP
                  1301 Avenue of the Americas
                  New York, New York 10019
                  Telephone No.: (212) 259-8000
                  Telecopy No.: (212) 259-6333

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or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above. In no event shall the provision of notice pursuant to this Section 10.13 constitute notice for service of any writ, process or summons in any suit, action or other proceeding.

         SECTION 10.14 INTERPRETATION.When a reference is made in this MGA Agreement to a Section or Article, such reference shall be to a section or article of this MGA Agreement unless otherwise clearly indicated to the contrary. Whenever the words "include," "includes" or "including" are used in this MGA Agreement, they shall be deemed to be followed by the words "without limitation." The words "hereof," "herein" and "herewith" and words of similar import shall, unless otherwise stated, be construed to refer to this MGA Agreement as a whole and not to any particular provision of this MGA Agreement. The meaning assigned to each term used in this MGA Agreement shall be equally applicable to both the singular and the plural forms of such term, and words denoting any gender shall include all genders. Where a word or phrase is defined herein, each of its other grammatical forms shall have a corresponding meaning.

         The parties have participated jointly in the negotiation and drafting of this MGA Agreement; consequently, in the event an ambiguity or question of intent or interpretation arises, this MGA Agreement shall be construed as if drafted jointly by the parties thereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this MGA Agreement.

         IN WITNESS WHEREOF, this Managing General Agency Agreement has been duly executed by a duly authorized officer of each party hereto as of the date first above written.

                                      ROYAL SPECIALTY UNDERWRITING, INC.

                                               By: /s/ James A. Dixon
                                                   -------------------------
                                                   Name:  James A. Dixon
                                                   Title: Chairman

                                      ROYAL INDEMNITY COMPANY

                                               By: /s/ Stephen M. Mulready
                                                   --------------------------
                                                   Name:  Stephen M. Mulready
                                                   Title: President and Chief
                                                          Executive Officer

                                      ROYAL SURPLUS LINES INSURANCE COMPANY

                                               By: /s/ Stephen M. Mulready
                                                   ---------------------------
                                                   Name:  Stephen M. Mulready
                                                   Title: President and Chief
                                                          Executive Officer

                                      ROYAL INSURANCE COMPANY OF AMERICA

                                               By: /s/ Stephen M. Mulready
                                                   ----------------------------
                                                   Name:  Stephen M. Mulready
                                                   Title: President and Chief
                                                          Executive Officer

                                      LANDMARK AMERICAN INSURANCE COMPANY

                                               By: /s/ Stephen M. Mulready
                                                   -----------------------------
                                                   Name:  Stephen M. Mulready
                                                   Title: President and Chief
                                                          Executive Officer